BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 28, 2016 12:01 AM Pacific Time

Incorporation Number: **BC1084297**

Recognition Date and Time: July 28, 2016 12:01 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

REWARDSTREAM SOLUTIONS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 300, 1168 HAMILTON STREET
VANCOUVER BC V6B 2S2
CANADA

Delivery Address:
SUITE 300, 1168 HAMILTON STREET
VANCOUVER BC V6B 2S2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 300, 1168 HAMILTON STREET
VANCOUVER BC V6B 2S2
CANADA

Delivery Address:
SUITE 300, 1168 HAMILTON STREET
VANCOUVER BC V6B 2S2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bernholtz, Martin

Mailing Address:	Delivery Address:
UNIT 3, 26 LESMILL ROAD TORONTO ON M3B 2T5 CANADA	UNIT 3, 26 LESMILL ROAD TORONTO ON M3B 2T5 CANADA

Last Name, First Name, Middle Name:
Turfus, Ralph

Mailing Address:	Delivery Address:
250 - 2985 VIRTUAL WAY VANCOUVER BC V5M 4X7 CANADA	250 - 2985 VIRTUAL WAY VANCOUVER BC V5M 4X7 CANADA

Last Name, First Name, Middle Name:
Vig, Rana

Mailing Address:	Delivery Address:
SUITE 102, 15910 FRASER HIGHWAY SURREY BC V4N 0X9 CANADA	SUITE 102, 15910 FRASER HIGHWAY SURREY BC V4N 0X9 CANADA

Last Name, First Name, Middle Name:
Goehring, Robert

Mailing Address:	Delivery Address:
250 - 2985 VIRTUAL WAY VANCOUVER BC V5M 4X7 CANADA	250 - 2985 VIRTUAL WAY VANCOUVER BC V5M 4X7 CANADA

Last Name, First Name, Middle Name:
Brewster, Norman

Mailing Address:	Delivery Address:
SUITE 200, 65 FRONT STREET EAST TORONTO ON M5E 1B5 CANADA	SUITE 200, 65 FRONT STREET EAST TORONTO ON M5E 1B5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached